Ensco plc Fleet Status Report 15 April 2010

Statements contained in the Fleet Status Report regarding the Company's estimated rig availability, contract duration, future rig rates and cost adjustments, customers or contract status (including letters of intent) are forward-looking statements made pursuant to the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include references to future rig rates, cost adjustments, utilization, rig enhancement projections, shipyard construction or work completion, and other contract or letter of intent commitments, including new rig commitments, contract term, the period of time and number of rigs that will be in a shipyard for repairs, maintenance, enhancement or construction, scheduled delivery dates for new rigs, and scheduled commencement dates for new contracts and rig relocations especially as respects ENSCO 8502 commencement of operations following completion of the previously announced engine room fire damage. Numerous factors could cause actual rig status, contractual and financial results to differ materially from those contemplated in the forward-looking statements, including: (i) changes in U.S. or non-U.S. laws, including tax laws, that could effectively reduce or eliminate the benefits we expect to achieve from the redomestication, (ii) an inability to realize expected benefits from the redomestication, (iii) costs related to the redomestication and ancillary matters, which could be greater than expected, (iv) industry conditions and competition, including changes in rig supply and demand or new technology, (v) risks associated with the global economy and its impact on capital markets and liquidity, (vi) prices of oil and natural gas, and their impact upon future levels of drilling activity and expenditures, (vii) further declines in rig activity, which may cause us to idle or stack additional rigs, (viii) excess rig availability or supply resulting from delivery of newbuild drilling rigs, (ix) heavy concentration of our rig fleet in premium jackups, (x) cyclical nature of the industry, (xi) worldwide expenditures for oil and natural gas drilling, (xii) the ultimate resolution of the ENSCO 69 situation in general and the potential return of the rig or package policy political risk insurance recovery in particular, (xiii) changes in the timing of revenue recognition resulting from the deferral of certain revenues for mobilization of our drilling rigs, time waiting on weather or time in shipyards, which are recognized over the contract term upon commencement of drilling operations, (xiv) operational risks, including excessive unplanned downtime due to rig or equipment breakdown, damage or repair in general and hazards created by severe storms and hurricanes in particular, (xv) risks associated with offshore rig operations or rig relocations, (xvi) renegotiation, nullification, cancellation or breach of contracts or letters of intent with customers or other parties, including failure to negotiate definitive contracts following announcements or receipt of letters of intent, (xvii) inability to collect receivables, (xxiii) changes in the dates new contracts actually commence, (xxiii) changes in the dates our rigs will enter a shipyard, be delivered, return to service or enter service, (xix) risks inherent to shipyard rig construction, repair or enhancement, including risks associated with concentration of our ENSCO 8500 Series ® rig construction contracts in a single shipyard in Singapore, unexpected delays in equipment delivery and engineering or design issues following shipyard delivery, (xx) availability of transport vessels to relocate rigs, (xxi) environmental or other liabilities, risks or losses, whether related to hurricane damage, losses or liabilities (including wreckage or debris removal) in the Gulf of Mexico or otherwise, that may arise in the future which are not covered by insurance or indemnity in whole or in part, (xxii) limited availability or high cost of insurance coverage for certain perils such as hurricanes in the Gulf of Mexico or associated removal of wreckage or debris, (xxiii) self-imposed or regulatory limitations on drilling locations in the Gulf of Mexico during hurricane season, (xiv) impact of current and future government laws and regulation affecting the oil and gas industry in general and our operations in particular, including taxation, as well as repeal or modification of same, (xxv) our ability to attract and retain skilled personnel, (xxvi) governmental action and political and economic uncertainties, including expropriation, nationalization, confiscation or deprivation of our assets, (xxvii) terrorism or military action impacting our operations, assets or financial performance, (xxviii) outcome of litigation, legal proceedings, investigations or insurance or other claims, (xxix) adverse changes in foreign currency exchange rates, including their impact on the fair value measurement of our derivative financial instruments, (xxx) potential long-lived asset or goodwill impairments, (xxxi) potential reduction in fair value of our auction rate securities, and (xxxii) other risks as described from time to time as Risk Factors and otherwise in the Company's SEC filings. Copies of such SEC filings may be obtained at no charge by contacting our Investor Relations Department at 214-397-3045 or by referring to the Investor Relations section of our website at www.enscoplc.com. All information in this report is as of the date posted. The Company undertakes no duty to update any forward-looking statement, to conform the statement to actual results, reflect changes in the Company's expectations or otherwise update any forward-looking statement (or its associated cautionary language), whether as a result of new information or future events. Moreover, the U.S. Congress, the U.S. Internal Revenue Service, the United Kingdom Parliament or HM Revenue & Customs may attempt to enact new statutory or regulatory provisions that could adversely affect our status as a non-U.S. corporation or otherwise adversely affect our anticipated consolidated effective tax rate. Retroactive statutory or regulatory actions have occurred in the past, and there can be no assurance that any such provisions, if enacted or promulgated, would not have retroactive application to Ensco. The factors identified above are believed to be important factors (but not necessarily all of the important factors) that could cause actual results to differ materially from those expressed in any forward-looking statement made by us. Other factors not discussed herein could also have material adverse effects on us. All forward-looking statements included in this Fleet Status Report are expressly qualified in their entirety by the foregoing cautionary statements.

Bolded rig names and underlined text signify changes in rig status from the previous month.
						Est. Avail/
Segment /		Water		Day Rate		Contract
Region / Rig	Design (1)	Depth' (1)	Customer/Status	$000's US	Location	Change	Comments

Deepwater Australia
ENSCO 7500	Dynamically Positioned	8000	Chevron	Low 550s	Australia	Sep. 10	Mob day rate of mid 360s and reimbursable mobilization expenses deferred and amortized over contract. In total, these equal approx. $170,000 per day over the contract term as noted in our 09 SEC Form 10-K. Plus cost adjustments. Expect 10 days downtime in 2Q for scheduled repairs
U.S. Gulf of Mexico
ENSCO 8500	Dynamically Positioned	8500	Eni/Anadarko	High 290s	Gulf of Mexico	Jun. 13	Plus lump sum payment of $20 million and one-time reimbursable costs of $27 million amortized over contract. Plus cost adjustments and four 1-year same-rate options. Expect 21 days downtime in 3Q for scheduled upgrades
ENSCO 8501	Dynamically Positioned	8500	Nexen/Noble Energy	Mid 360s	Gulf of Mexico	Apr. 13	Mob costs are reimbursed at $18,000 per day over primary contract term. Plus cost adjustments and unpriced options. Downtime of three days in 1Q and 14 days in Apr. for scheduled upgrades
ENSCO 8502	Dynamically Positioned	8500	Mobilizing		Gulf of Mexico	Aug. 12	Contracted in Gulf of Mexico to Nexen commencing in Aug. 10 to Aug. 12, low 480s plus cost adjustments. Contract can extend to 3 or 4 year term at operator's election at the same day rate
ENSCO 8503	Dynamically Positioned	8500	Under construction		Singapore	4Q10	Contracted in Gulf of Mexico to Cobalt commencing early 2011 for 2 years, mid 520s plus cost adjustments and priced & unpriced options
Under Construction - uncontracted
ENSCO 8504	Dynamically Positioned	8500	Under construction		Singapore	2H11
ENSCO 8505	Dynamically Positioned	8500	Under construction		Singapore	1H12
ENSCO 8506	Dynamically Positioned	8500	Under construction		Singapore	2H12
(1) ENSCO 8500 Series® rigs are 6th generation, proprietary design, ultra-deepwater, dynamically positioned semisubmersibles and may be modified to drill in up to 10,000' water depths.
Note:  The day rates reflected in this Fleet Status Report are the operating day rates charged to customers, which may include estimated contractual adjustments for changes in operating costs and/or reimbursable cost adjustments for ongoing expenses such as crew, catering, insurance and taxes. The day rates, however, do not include certain types of non-recurring revenues such as lump sum mobilization payments, revenues earned during mobilizations, revenues associated with contract preparation and other non-recurring reimbursable items such as mobilizations and capital enhancements. Routine and non-routine downtime may influence the actual revenues recognized during the contract term. Please refer to the Company's SEC filings for more information.

Ensco plc Fleet Status Report 15 April 2010

Bolded rig names and underlined text signify changes in rig status from the previous month.
						Est. Avail/
Segment /		Water		Day Rate		Contract
Region / Rig	Design	Depth'	Customer/Status	$000's US	Location	Change	Comments

Asia & Pacific Rim
Middle East/India
ENSCO 53	F&G L-780 Mod II-C	300	BG	Low 100s	India	Apr. 10	------------------------------
ENSCO 54	F&G L-780 Mod II-C	300	ADOC/Bunduq	Low 150s	Qatar	Nov. 10	Plus cost adjustments and unpriced option
ENSCO 76	MLT Super 116-C	350	Saudi Aramco	High 130s	Saudi Arabia	Sep. 10	Expect 12 days in shipyard for scheduled inspection in 2Q
ENSCO 84	MLT 82 SD-C	250	Cold stacked		Bahrain
ENSCO 88	MLT 82 SD-C	250	Ras Gas	Mid 80s	Qatar	Mar. 12	Rate changes to mid 60s in Jun. 10. Plus options
ENSCO 94	Hitachi 250-C	250	Ras Gas	Mid 60s	Qatar	Dec. 11	Rate increases Mar. 10 to Jun. 10, high 60s; then rate reverts to mid 60s to Dec. 11. Plus options. Expect 21 days in shipyard for scheduled inspection/repair in 3Q
ENSCO 95	Hitachi 250-C	250	Saudi Aramco	Mid 90s	Saudi Arabia	Nov. 10
ENSCO 96	Hitachi 250-C	250	Available	---------------	Bahrain	---------------	------------------------------
ENSCO 97	MLT 82 SD-C	250	Available		Bahrain
Southeast Asia/Australia
ENSCO 52	F&G L-780 Mod II-C	300	Petronas Carigali	Mid 160s	Malaysia	Nov. 10	Plus cost adjustments and unpriced options
ENSCO 56	F&G L-780 Mod II-C	300	Committed		Indonesia		Next to Pertamina May 10 to Jan. 11, mid 70s plus options
ENSCO 57	F&G L-780 Mod II-C	300	Available		Malaysia
ENSCO 67	MLT 84-CE	400	Pertamina	Mid 80s	Indonesia	Dec. 10	Plus options
ENSCO 104	KFELS MOD V-B	400	ConocoPhillips	High 160s	Australia	Sep. 10	Plus cost adjustments and five 1-well unpriced options
ENSCO 106	KFELS MOD V-B	400	Newfield	Mid 90s	Malaysia	Oct. 10	One unpriced 1-year option
ENSCO 107	KFELS MOD V-B	400	Committed/ shipyard/avail. short-term		Singapore	Jun. 10	Next to Premier in Vietnam early Jun.10 to May 12, low 100s. Plus five 1-well options at index rate
ENSCO 108	KFELS MOD V-B	400	Total	Low 160s	Brunei	Dec. 10	As previously disclosed, six-month option exercise resulted in reduction in firm period rate retroactive to Jun. 09. Differential in day rate was deferred, so no impact on revenue. Rate changes Jun. 10 to low 140s. Plus one 6-month option at market rate

ENSCO I	Barge Rig		Cold stacked		Singapore

Note:  The day rates reflected in this Fleet Status Report are the operating day rates charged to customers, which may include estimated contractual adjustments for changes in operating costs and/or reimbursable cost adjustments for ongoing expenses such as crew, catering, insurance and taxes. The day rates, however, do not include certain types of non-recurring revenues such as lump sum mobilization payments, revenues earned during mobilizations, revenues associated with contract preparation and other non-recurring reimbursable items such as mobilizations and capital enhancements. Routine and non-routine downtime may influence the actual revenues recognized during the contract term. Please refer to the Company's SEC filings for more information.

Please read the forward-looking statements disclaimer at the top of the first page.

Ensco plc Fleet Status Report 15 April 2010

Bolded rig names and underlined text signify changes in rig status from the previous month.
						Est. Avail/
Segment /		Water		Day Rate		Contract
Region / Rig	Design	Depth'	Customer/Status	$000's US	Location	Change	Comments

Europe & Africa North Sea
ENSCO 70	Hitachi K1032N	250	Committed/avail. short-term		UK	May 10	Next to Tullow starting May 10 to Jul. 10, mid 90s and one 1-well option, high 90s
ENSCO 71	Hitachi K1032N	225	Maersk	High 80s	Denmark	Jan. 11	Plus three 1-year options
ENSCO 72	Hitachi K1025N	225	Wintershall	Low 90s	Netherlands	May 10
ENSCO 80	MLT 116-CE	225	Committed/avail. short-term		UK	May 10	Expect to work late Apr to mid May 10, low 90s. Expect to return to ConocoPhillips in Aug. 10. Contracted through 2012. 2010 rate low 100s
ENSCO 92	MLT 116-C	225	EIS Consortium*	Low 150s	UK	Apr. 10
ENSCO 100	MLT 150-88-C	350	GDF Suez	Low 110s	UK	Jul. 10	Plus unpriced options
ENSCO 101	KFELS MOD V-A	400	Committed/avail. short-term		UK	Jun. 10	Next to Maersk starting Jun. 10 to Sep. 11, low 170s and one unpriced option
ENSCO 102	KFELS MOD V-A	400	ConocoPhillips	Mid 190s	UK	Dec. 11	Plus cost adjustments. Expect to work at low 200s beginning Jun. 11 for approx. 3 years. Plus cost adjustments and unpriced options
Mediterranean
ENSCO 85	MLT 116-C	300	MedOil	Mid 90s	Tunisia	Apr. 10
ENSCO 105	KFELS MOD V-B	400	BG	Low 200s	Tunisia	Oct. 10	Rate changes mid May, mid 150s. Plus cost adjustments and four 2-well options at same rate. Expect 30 days scheduled shipyard time in 2Q
*EIS (East Irish Sea Consortium) - Venture, BHPB, HRL Centrica, EOG

North & South America
U.S. Gulf of Mexico
ENSCO 60	Levingston 111-C	300	Cold stacked		Gulf of Mexico
ENSCO 75	MLT Super 116-C	400	W&T	High 90s	Gulf of Mexico	May 10
ENSCO 82	MLT 116-C	300	Chevron	High 50s	Gulf of Mexico	Jun. 10
ENSCO 86	MLT 82 SD-C	250	Apache	Mid 50s	Gulf of Mexico	Aug. 10
ENSCO 87	MLT 116-C	350	Apache	Mid 60s	Gulf of Mexico	May 10
ENSCO 90	MLT 82 SD-C	250	Stone	Low 50s	Gulf of Mexico	Jun. 10
ENSCO 99	MLT 82 SD-C	250	Exxon	Low 50s	Gulf of Mexico	May 10	Next to Nexen to Jun. 10, low 50s

Mexico
ENSCO 81	MLT 116-C	350	Pemex	Low 100s	Mexico	Jun. 10
ENSCO 83	MLT 82 SD-C	250	Pemex	Low 110s	Mexico	Nov. 12	Plus cost adjustments
ENSCO 89	MLT 82 SD-C	250	Pemex	High 70s	Mexico	Mar. 12	Rates adjust to global index rate every 3 months (next May 10)
ENSCO 93	MLT 82 SD-C	250	Pemex	High 80s	Mexico	Mar. 12	Rates adjust to global index rate every 3 months (next Jul. 10)
ENSCO 98	MLT 82 SD-C	250	Pemex	Low 110s	Mexico	Apr. 12	Plus cost adjustments
Venezuela
ENSCO 68	MLT 84-CE	400	Chevron	High 150s	Venezuela	May 10	Assigned to Repsol, Rate changes to low 150s for demob to the US Gulf of Mexico in late Apr

Note:  The day rates reflected in this Fleet Status Report are the operating day rates charged to customers, which may include estimated contractual adjustments for changes in operating costs and/or reimbursable cost adjustments for ongoing expenses such as crew, catering, insurance and taxes. The day rates, however, do not include certain types of non-recurring revenues such as lump sum mobilization payments, revenues earned during mobilizations, revenues associated with contract preparation and other non-recurring reimbursable items such as mobilizations and capital enhancements. Routine and non-routine downtime may influence the actual revenues recognized during the contract term. Please refer to the Company's SEC filings for more information.

Please read the forward-looking statements disclaimer at the top of the first page.